Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT AGREEMENT

Second Amendment to the Manufacturing and Supply Agreement

This Amendment Agreement (this “Amendment Agreement”) is between Flexion Therapeutics, Inc., having its principal office at 10 Mall Road, Burlington MA, USA (“Flexion”) and Patheon UK Limited, having a principal place of business at Kingfisher Drive, Covingham, Swindon, Wiltshire SN35BZ, United Kingdom (“Patheon”) (collectively, “Parties”; individually, “Party”).  This Amendment Agreement is dated 17 June 2019 (the “Amendment Effective Date”).

WHEREAS, Flexion and Patheon entered into a Manufacturing and Supply Agreement on 31 July 2015 as amended by the First Amendment Agreement dated 8 May 2019, (together, the “Manufacturing and Supply Agreement”), pursuant to which Patheon provides manufacturing services for Flexion’s FX006 drug product (ZILRETTA) (an extended-release formulation of triamcinolone acetonide).

WHEREAS, the Parties have agreed to amend certain pricing terms and other related terms of the Manufacturing and Supply Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth below and in the Manufacturing and Supply Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.Definitions

Defined terms in this Amendment Agreement shall have the same meaning as those in the Manufacturing and Supply Agreement as applicable unless otherwise indicated.

2.Amendments

The Manufacturing and Supply Agreement shall be amended such that the original Schedule 2.1(a) to the Manufacturing and Supply Agreement shall be deleted and replaced in its entirety with new Schedule 2.1(a), as set forth in Exhibit 1 to this Amendment Agreement.

3.Memorialization of Understanding.

For additional clarity, the Parties understand and agree that the definition of “Patheon Nonconformance” for the purposes of the Agreement, is inclusive of (i) Patheon’s [***]

in connection with performing (or failing to perform), [***] pursuant to Section [***], and (ii) Patheon’s [***]

[***] in connection with providing (or failing to provide), the [***] in accordance with the [***].

4.Effectiveness of Amendments

The amendments to the Manufacturing and Supply Agreement set forth herein shall be effective as of the Amendment Effective Date.

5.Integration; Counterparts

Except for the sections or schedules of the Manufacturing and Supply Agreement specifically amended hereunder, all terms and conditions of the Manufacturing and Supply Agreement remain and shall remain in full force and effect.  This Amendment Agreement shall hereafter be incorporated into and deemed part of the Manufacturing and Supply Agreement and any future reference to the Manufacturing and Supply Agreement shall include the terms and conditions of this Amendment Agreement.  This Amendment Agreement may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement.

6.Governing Law and Jurisdiction

This Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Manufacturing and Supply Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Manufacturing and Supply Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment Agreement to be executed by their duly authorized representatives, effective as of the date of the last signature.

FLEXION THERAPEUTICS, INC. /s/ Michael D. Clayman, M.D.	PATHEON UK LTD. /s/ Luca Andretta
Signature Michael D. Clayman, M.D.	Signature Luca Andretta
Name CEO	Name Director
Title June 21, 2019	Title June 21, 2019
Date	Date

Exhibit 1 of the Amendment Agreement

[***]

3-12